SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                                FORM 8-K
                             CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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  Date of Report (Date of earliest event reported): April 10, 1996

                  Merry Land & Investment Company, Inc.
         (Exact name of registrant as specified in its charter)

                   Georgia                                 001-11081
(State or other jurisdiction of incorporation)      (Commission File Number)

                                58-0961876
                       (I.R.S. Employer I.D. Number)

    624 Ellis Street, Augusta, Georgia                           30901
(Address of principal executive offices)                      (Zip Code)

  Registrant's telephone number, including area code:  706/722-6756

                                    n/a
       ------------------------------------------------------------
       (Former name or former address, if changed since last report)
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Filed: August 2, 1996

  ITEM 5. OTHER EVENTS. Merry Land & Investment Company, Inc. (the "Company") has previously reported the acquisition of the Mariner Club and Sedona Springs Apartments. Financial statements with respect to these properties have been prepared and are being filed herewith.

  ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS.

       Statements of excess of revenues over specific operating expenses with respect to the Mariner Club and Sedona Springs Apartments are attached hereto as Exhibits 99.1 and 99.2.

                                 SIGNATURE

  Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Merry Land & Investment Company,
 Inc.                (Registrant)


 By:      /s/
   ------------------------
   Dorrie E. Green
   As Its Vice President